30-155-152 18-94-97 194-193-193 146-146-146 78-78-78 15-143-106 IBDROOT\PROJECTS\IBD-NY\GRIFFINS2019\645303_1\Presentations\2020.12.02 Roadshow Deck\2020.12.02 Roadshow v7.pptx October 2020 CONFIDENTIAL Upstart Credit Performance - FAQ August 8, 2022 Exhibit 99.2

30-155-152 18-94-97 194-193-193 146-146-146 78-78-78 15-143-106 IBDROOT\PROJECTS\IBD-NY\GRIFFINS2019\645303_1\Presentations\2020.12.02 Roadshow Deck\2020.12.02 Roadshow v7.pptx 2 This presentation contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements, other than statements of historical fact contained in this presentation, including but not limited to, information or predictions concerning our future financial performance, including modeled default rates on page 5, gross annualized returns on page 7, model assumptions about the macroeconomic environment, projected growth and other strategies, business plans and objectives, potential market and growth opportunities, competitive position, technological or market trends and industry environment. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are based on information available at the time those statements are made or management’s good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. In light of these risks and uncertainties, the events and circumstances contemplated by the forward-looking statements made in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks and uncertainties are described in greater detail under the heading “Risk Factors” in our 10-Q that we filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2022 and other periodic SEC filings, and include, but are not limited to, our ability to sustain our growth rates; to manage the adverse effects of macroeconomic conditions and disruptions in the credit markets; our ability to maintain diverse and robust loan funding programs; the effectiveness of our credit decisioning models and risk management efforts; our ability to retain existing, and attract new, bank partners and lenders; and our ability to operate successfully in a highly-regulated industry. Moreover, we operate in very competitive and rapidly changing environments, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Additional information will be available in other future reports that we file with the SEC from time to time, which could cause actual results to vary from expectations. Except as required by law, Upstart does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such date after the date of this presentation. Disclaimer

30-155-152 18-94-97 194-193-193 146-146-146 78-78-78 15-143-106 IBDROOT\PROJECTS\IBD-NY\GRIFFINS2019\645303_1\Presentations\2020.12.02 Roadshow Deck\2020.12.02 Roadshow v7.pptx CONFIDENTIAL Thank you! We wanted to take an opportunity to provide the following responses to frequently asked questions regarding credit performance on Upstart's platform. - Sanjay Datta, CFO

30-155-152 18-94-97 194-193-193 146-146-146 78-78-78 15-143-106 IBDROOT\PROJECTS\IBD-NY\GRIFFINS2019\645303_1\Presentations\2020.12.02 Roadshow Deck\2020.12.02 Roadshow v7.pptx Upstart Risk Grades A+ B C D E- Average FICO Score 700 or Above 0.7% 2.2% 4.3% 6.4% 10.2% 3.6% ~3x default separation between highest and lowest credit score 680 to 699 0.7% 2.1% 3.9% 5.7% 9.3% 4.5% 660 to 679 0.9% 2.2% 3.9% 5.7% 9.5% 5.5% 640 to 659 1.0% 2.3% 3.8% 5.8% 10.4% 6.6% 639 or Below 1.3% 2.7% 4.4% 6.7% 14.3% 10.7% Average 0.7% 2.2% 4.0% 6.1% 11.5% ~16x default separation between highest and lowest Upstart risk grade A: Q: Does Upstart’s credit model continue to provide an advantage over traditional credit scores? Yes. Upstart’s model provides about 5X more risk separation than FICO for loans on our platform, allowing more accurate risk-based pricing. Our model continues to improve, as measured by “Area Under the Curve” (AUC). 4 Upstart separates risk significantly better than FICO (annualized default rates)1 By evaluating Upstart’s loans segmented by FICO versus segmented by Upstart risk grade, one can see that the Upstart risk grade has created significantly more separation than FICO. The loss rates within each risk grade (represented by each column) are similar despite a wide range of FICO scores. AUC measures the degree of the model’s ability to separate high and low risk loans by quantifying the fraction of loans you could approve while staying under a certain level of loss, at every level of loss. AUC ranges in value from 0 to 1. A model whose predictions are 100% wrong has an AUC of 0.0; one whose predictions are 100% correct has an AUC of 1.0. Upstart accuracy has continually improved2 1. Upstart internal performance data as of July 29, 2022. Consists of all originations made 2018-Q1 to 2021-Q4 “vintages.” 2. Upstart internal model performance data as of July 29, 2022.

30-155-152 18-94-97 194-193-193 146-146-146 78-78-78 15-143-106 IBDROOT\PROJECTS\IBD-NY\GRIFFINS2019\645303_1\Presentations\2020.12.02 Roadshow Deck\2020.12.02 Roadshow v7.pptx 5 A: Q: Have Upstart defaults increased significantly? Yes. However, this increase in defaults was expected, as it followed a stimulus-driven period during 2020 where defaults were approximately 50% below expectations. A reversion to pre-stimulus default rates and a shift in credit risk profiles accounted for a large majority of the increase in late 2021 and beyond. In-Period Defaults vs. Modeled (Prior 4 Year Vintages)1 *Loss variance represents [Actual In-Period Loss / Expected In-Period Loss - 1] 1. Data is for total originations made via the Upstart platform as of July 29, 2022. 2. Prior Forecast as shown during pre announcement on July 5, 2022. 2

30-155-152 18-94-97 194-193-193 146-146-146 78-78-78 15-143-106 IBDROOT\PROJECTS\IBD-NY\GRIFFINS2019\645303_1\Presentations\2020.12.02 Roadshow Deck\2020.12.02 Roadshow v7.pptx 6 A: Q: Have these higher delinquency rates in 2021 vintages been Upstart-specific or industry wide? Industry data across personal loans, credit cards and auto loan illustrate a common pattern of rapid reduction in delinquencies in early 2021, followed by a rapid return to prior delinquency levels or higher in 2022. Personal loan 30-60 Day Delinquencies(dV01)1 1. Source: dv01 Consumer Unsecured Benchmark. 2. Source: TransUnion https://www.yahoo.com/lifestyle/serious-delinquencies-normalizing-pre-pandemic-120000688.html Credit Card, Personal Loan, and Auto Loan Delinquencies (Transunion)2

30-155-152 18-94-97 194-193-193 146-146-146 78-78-78 15-143-106 IBDROOT\PROJECTS\IBD-NY\GRIFFINS2019\645303_1\Presentations\2020.12.02 Roadshow Deck\2020.12.02 Roadshow v7.pptx 7 A: Q: How have Upstart loans performed? Vintage Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 Q1 ‘20 Q2 ‘20 Q3 ‘20 Q4 ‘20 Q1 ‘21 Q2 ‘21 Q3 ‘21 Q4 ‘21 Q1’22 Target Gross Return 7.8% 8.4% 8.7% 8.9% 9.0% 8.1% 7.6% 7.4% 7.3% 9.3% 9.7% 9.1% 8.4% 7.7% 7.7% 7.5% 7.4% Current Expected Return Optimistic 8.4% 9.0% 10.2% 11.4% 12.4% 12.5% 11.8% 11.5% 11.7% 13.7% 13.3% 11.4% 8.7% 5.7% 4.4% 4.3% 6.3% Baseline 8.4% 9.0% 10.2% 11.3% 12.3% 12.4% 11.7% 11.3% 11.5% 13.5% 13.0% 11.1% 8.2% 5.0% 3.5% 3.3% 5.2% Stress 8.4% 9.0% 10.1% 11.3% 12.2% 12.3% 11.6% 11.2% 11.3% 13.3% 12.7% 10.7% 7.7% 4.4% 2.6% 2.3% 4.2% Upstart Platform Gross Annualized Returns by Cohort1 Against a target of approximately 8% gross return since Q1 2018, the Upstart platform has seen 12 vintages overperform, with 5 expected to underperform. If an investor invested equally in all Upstart cohorts, they would now expect a 9.8% gross annualized return.2 Investing in the US High Yield Bond Index over this same time would have produced an annualized total return of 2.9%3. 1. Upstart internal performance data as of July 29, 2022. "Optimistic", "baseline" and "stress" percentages are based on Upstart's own internal estimates of the returns observed on each vintage to date. 2. Gross annualized return per Upstart internal calculation including assumption of future cash flows based on most recent performance data. 3. https://www.spglobal.com/spdji/en/indices/fixed-income/sp-us-high-yield-corporate-bond-index/#overview

30-155-152 18-94-97 194-193-193 146-146-146 78-78-78 15-143-106 IBDROOT\PROJECTS\IBD-NY\GRIFFINS2019\645303_1\Presentations\2020.12.02 Roadshow Deck\2020.12.02 Roadshow v7.pptx CONFIDENTIAL Thank you! Our model today includes a healthy accommodation for economic degradation in the coming months, consistent with high inflation, fear of recession, and an increase in unemployment. Specifically, our model has been calibrated for an economy in the next two years that will be significantly worse than the 2014 - 2019 period. - Sanjay Datta, CFO

30-155-152 18-94-97 194-193-193 146-146-146 78-78-78 15-143-106 IBDROOT\PROJECTS\IBD-NY\GRIFFINS2019\645303_1\Presentations\2020.12.02 Roadshow Deck\2020.12.02 Roadshow v7.pptx 9 A: Q: Did Upstart veer into riskier lending in 2021 in order to grow? We have not altered our goals or mission. There are tens of millions of Americans who deserve to receive properly priced credit from our nation’s banking system, yet fail to do so through no fault of their own. We aim to fix this and are unique in this important endeavor. Upstart’s mission is and has been to leverage modern technology and data science to improve access to affordable credit. There are tens of millions of Americans who deserve access to reasonably priced credit from our nation’s banking system, yet are denied access through no fault of their own. We’re unique among our FinTech peers in that we aim to tackle this problem directly. The terms non-prime, near-prime, and sub-prime - these are words the industry invented to describe people that our current systems don’t understand. The truth is that the vast majority of these Americans are entirely creditworthy. Upstart’s mission is to identify those borrowers, and provide them with access to affordable credit - and we haven’t wavered from that challenge. How does growth fit in? We approach our business as a waterfall of priorities, in a way analogous to structured credit. Upstart’s highest priority - our A bond, if you will - is credit quality. Our goal is to reliably deliver the return the lender or investor expects for a specific allocation of risk. Our B-bond, or next highest priority, is unit economics or gross profits. We don’t strive for loan transactions that lose money for Upstart and generally seek to avoid them. And finally, whatever is left over goes to platform transaction growth - our residual, so to speak. In truth, growth isn’t a specific target for us - it’s a plug based on our waterfall of priorities. The reasons for this ordering are clear: without strong credit performance and solid unit economics, growth over the long term would be unsustainable. -Dave Girouard, Second Quarter 2022 Earnings Conference Call

30-155-152 18-94-97 194-193-193 146-146-146 78-78-78 15-143-106 IBDROOT\PROJECTS\IBD-NY\GRIFFINS2019\645303_1\Presentations\2020.12.02 Roadshow Deck\2020.12.02 Roadshow v7.pptx CONFIDENTIAL Thank you! Thank you